Exhibit 10.7


                                                               Execution Version




               SHAREHOLDER LOAN TRANSFER AND ASSUMPTION AGREEMENT
                                (the "AGREEMENT")



between


1.   The Investors as named in detail in SCHEDULE 1 ("INVESTORS")

2.   Sanitec Oy, Mikonkatu 15A, 01100 Helsinki ("FIN NEWCO I")

3. Sanitec International S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand-Duche de Luxembourg ("LUX NEWCO II")

                                       and

4. Pool Acquisition S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand-Duche de Luxembourg ("LUX NEWCO")




PREAMBLE:

1. Fin NewCo I is a 100% subsidiary of Lux NewCo II and Lux NewCo II is approximately a 93% subsidiary of Lux NewCo.

2. By shareholder loan agreement dated 26 April 2001 as amended on 06 June 2001 and 11 October 2001 (the "SHAREHOLDER LOAN AGREEMENT") some of the Investors granted a shareholder loan facility to Pool Acquisition Helsinki Oy, the legal predecessor of Fin NewCo I. By way of transfer agreements dated 12 October 2001 each of the Investors transferred a portion of the shareholder loan to new investors. The portions of the shareholder loans to be allocated to each of the Investors are shown in SCHEDULE 1.

3. Fin NewCo I is a borrower under a (i) senior multicurrency term loan and revolving credit facilities agreement dated 26 April 2001 (as amended, novated, supplemented, superseded or extended from time to time) (the"SENIOR FACILITY AGREEMENT"), and (ii) an on-loan agreement with Pool Financing Helsinki Oy, a company with limited liability established under the laws of Finland (the "FIN NEWCO II"), dated 26 April 2001 (the "JUNIOR ON-LOAN AGREEMENT") by which the proceeds received by Fin NewCo II under a junior loan facility agreement dated 26 April 2001 (as amended, novated, supplemented, superseded or extended from time to time) (the "JUNIOR FACILITY AGREEMENT") have been on lent to Fin NewCo I.

4. Fin NewCo I is also borrower under a pik on-loan agreement dated 19 December 2001 (hereinafter referred to as "PIK ON-LOAN AGREEMENT II") with Fin NewCo II.



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5.   Fin NewCo I intends to refinance the loan facility granted under the Junior
     Facility Agreement with the proceeds from the issuance of senior notes by Lux NewCo II (the "SENIOR NOTES"). As the issuance of Senior Notes requires that all other indebtedness is subordinated to, or at least only ranks pari passu to the claims of the holders of the Senior Notes and as this would not be acceptable for the lending banks under the Senior Facility Agreement and the Junior Facility Agreement it is necessary to establish a structural subordination instead of a contractual subordination. Therefore, Fin NewCo
     I and Lux NewCo II agreed that Lux NewCo II shall issue the Senior Notes and on lend the proceeds therefrom to Fin NewCo I.

6. As it is market practice and as it has been requested by the investment banks advising in connection with the issuance of the Senior Notes that the claims of the Investors under the Shareholder Loan Agreement are themselves structurally subordinated to the claims of the holders of the Senior Notes, the Investors, Fin NewCo I, Lux NewCo II and Lux NewCo have agreed to establish a structure in which the proceeds currently granted to Fin NewCo I under the Shareholder Loan Agreement will be granted to Lux NewCo, then on lent to Lux NewCo II and then on lent to Fin NewCo I. In order to achieve such structure it is intended that the Investors contribute their claims under the Shareholder Loan Agreement (save for a portion of up to EUR 30,000 which be directly lent to Lux NewCo II or Fin NewCo III) to Lux NewCo II against a repayment claim towards Lux NewCo II under a new shareholder loan facility agreement and that the claims of the Investors thereunder are then contributed to Lux NewCo against a repayment claim towards Lux NewCo under a further new shareholder loan facility agreement.



NOW, THEREFORE, IT IS AGREED as follows:

1.   DEFINITIONS

     Capitalised terms used herein shall have the same meaning as defined in the Shareholder Loan Agreement unless expressly otherwise defined in this Agreement.

2.   AMENDMENT OF SHAREHOLDER LOAN AGREEMENT

     2.1 The loan (the "Shareholder Loan") shall consist of one facility in the total principal amount of:

     (euro) 312,043,586

     as shown in further detail in SCHEDULE 1 hereto.

     The parties who are borrowers under and/or will on lend the Shareholder Loan have already received the loan proceeds or the equivalent.



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     2.2   The details of the Shareholder Loans are shown in SCHEDULE 2.

3.   TRANSFER I

     3.1 The Investors hereby expressly transfer all their rights and obligations (including but not limited to claims of interest) under the Shareholder Loan Agreement to Lux NewCo II. Lux NewCo II accepts such transfer and expressly assumes the obligations under the Shareholder Loan .

     3.2 Fin NewCo I hereby expressly consents to the assumption of all liabilities and obligations by Lux NewCo II as set out in subsection
           3.1 and expressly approves the assignment of all rights of the Investors under the Shareholder Loan Agreement to Lux NewCo II as set forth in subsection 3.1.

     3.3 In consideration for the transfer of all rights under the Shareholder Loan Agreement pursuant to subsection 3.1 the Investors and Lux NewCo II enter into a shareholder loan agreement (the "LUXEMBOURG SHAREHOLDER LOAN FACILITY AGREEMENT I") provided that the obligation of the Investors to grant the facility thereunder shall be fulfilled by the transfer pursuant to subsection 3.1.

4.   TRANSFER II

     4.1 The Investors hereby expressly transfer all their rights and obligations under the Luxembourg Shareholder Loan Facility Agreement I to Lux NewCo. Lux NewCo accepts such transfer and expressly assumes the obligations thereunder.

     4.2 Lux NewCo II hereby expressly consents to the assumption of all liabilities and obligations by Lux NewCo as set out in subsection 4.1 and expressly approves the assignment of all rights of the Investors under the Luxembourg Shareholder Loan Facility Agreement I to Lux NewCo as set forth in subsection 4.1.

     4.3 In consideration for the transfer of all rights pursuant to subsection 4.1 the Investors and Lux NewCo shall enter into a shareholder loan agreement in the form as attached hereto as Schedule 2 provided that the obligation of the Investors to grant the facility thereunder shall be fulfilled by the transfer pursuant to subsection 4.1.

     4.4 The Luxembourg Shareholder Loan Facility Agreement I shall be amended and restated in the form as set out in Schedule 3.

     4.5 The shareholder loan agreement between Fin NewCo I and Lux NewCo II (after the transfer pursuant to subsection 3.1) shall be amended and restated in the form as attached hereto as Schedule 4.


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5.   CONDITION PRECEDENT

     The transfers and the assumptions and the conclusion and restatement of the loan agreements as set forth under sections 2, 3, and 4 are subject to the issuance of the Senior Notes having been completed. This condition can be waived with effect for all parties to this Agreement by Lux NewCo II or Fin NewCo I.


6.   LAW

     This Agreement shall be governed by and construed in accordance with the laws of Finland.


7.   AMENDMENT

     Any amendment to or variation of this Agreement shall be made in writing in order to be valid and binding upon the parties hereto. The parties hereto may not waive the form requirement of writing other than in writing by signing an amendment hereto.

8.   JURISDICTION

     The ordinary courts of Helsinki shall have jurisdiction in respect of any dispute arising out of or in connection with this Agreement including its validity.

9.   PARTIAL INVALIDITY

     If at any time any provision hereof or part thereof is or becomes illegal, invalid or unenforceable, the legality, validity or enforceability of the remaining provisions hereof shall in no way be affected or impaired thereby. The illegal, invalid or unenforceable provision shall be deemed to be substituted by a valid, legal and enforceable provision, which reflects the intention of the parties hereto to the extent that this is legally possible.


Signed for and on behalf of:


Sanitec International S.A.


________________________________




Sanitec Oy



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________________________________


Pool Acquisition S.A.


________________________________



Signed for and on behalf of each of the following:


________________________________


CIE Management II Limited as Managing General Partner of BC European Capital VII-1, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-2, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-3, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-4, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-5, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-6, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-7, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-8, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-9, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-10, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-11, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-12, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;

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CIE Management II Limited as Managing General Partner of BC European Capital
VII-14, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-15, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-16, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-17, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 1, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 2, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 3, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 4, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 5, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 6, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
Blue Capital Equity I GmbH & Co. KG, Alter Wall 22, 20457 Hamburg Teabar Capital Corporation, 5650 Yonge Street, Suite 500, Toronto, Ontario M2M 4H5;
Southlight Investment Pte Ltd, 168 Robinson Road, #37-01 Capital Tower, Singapore 068912, Republic of Singapore; CDPQ Europe Inc., 1981, avenue McGill College, Montreal, Quebec, Canada;
HVB Offene Unternehmensbeteiligungs AG, Am Tucherpark 1, 80538 Munchen; Michel Guillet, 26 rue Barbet de Jouy, 75007 Paris, France;
Cedric Dubourdieu, 141 Boulevard Saint-Germain, 75600 Paris, France; Lucien-Charles Nicolet, 33 rue Erlanger, 75016 Paris, France;
Edouard Guillet, 26 rue Barbet de Jouy, 75007 Paris, France;

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                                                                      SCHEDULE 1

                                  THE INVESTORS

                           Investor                                                    PRINCIPAL AMOUNT OF
                                                                                 SHAREHOLDER LOAN IN FIN NEWCO I
BC European  Capital VII-1,  PO Box 255,  Barfield  House,  St.                         (euro)19,963,880
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-2,  PO Box 255,  Barfield  House,  St.                         (euro)19,892,749
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European Capital VII-3, PO Box 255, Barfield House, St.                              (euro)19,424,909
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-4,  PO Box 255,  Barfield  House,  St.                         (euro)19,397,549
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-5,  PO Box 255,  Barfield  House,  St.                         (euro)19,260,754
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-6,  PO Box 255,  Barfield  House,  St.                         (euro)19,151,319
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-7,  PO Box 255,  Barfield  House,  St.                         (euro)19,835,294
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-8,  PO Box 255,  Barfield  House,  St.                         (euro)19,660,196
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-9,  PO Box 255,  Barfield  House,  St.                         (euro)19,102,073
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-10,  PO Box 255,  Barfield House,  St.                         (euro)17,050,146
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-11,  PO Box 255,  Barfield House,  St.                         (euro)2,735,903
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-12,  PO Box 255,  Barfield House,  St.                         (euro)1,915,132
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-14,  PO Box 255,  Barfield House,  St.                         (euro)1,367,951
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-15,  PO Box 255,  Barfield House,  St.                         (euro)1,641,541
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-16,  PO Box 255,  Barfield House,  St.                         (euro)  164,154
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-17,  PO Box 255,  Barfield House,  St.                         (euro)   54,718
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 1, PO Box 255,  Barfield House,                         (euro)8,203,619
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands


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
                           Investor                                                    PRINCIPAL AMOUNT OF
                                                                                 SHAREHOLDER LOAN IN FIN NEWCO I
BC European  Capital VII Top-Up 2, PO Box 255,  Barfield House,                         (euro)8,051,700
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 3, PO Box 255,  Barfield House,                         (euro)8,051,700
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 4, PO Box 255,  Barfield House,                         (euro)8,104,873
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 5, PO Box 255,  Barfield House,                         (euro)8,051,700
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 6, PO Box 255,  Barfield House,                         (euro)  379,797
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

Blue  Capital  Equity I GmbH & Co.  KG,  Alter  Wall 22,  20457                         (euro)3,704,412
Hamburg

Teabar  Capital  Corporation,  5650  Yonge  Street,  Suite 500,                         (euro)24,288,011
Toronto, Ontario M2M 4H5

Southlight  Investment  Pte  Ltd,  168  Robinson  Road,  #37-01                         (euro)21,279,251
Capital Tower, Singapore 068912, Republic of Singapore

CDPQ  Europe  Inc.,  1981,  avenue  McGill  College,  Montreal,                         (euro)14,186,169
Quebec, Canada

HVB Offene  Unternehmensbeteiligungs AG, Am Tucherpark 1, 80538                         (euro) 7,093,084
Munchen

Michel Guillet, 26 rue Barbet de Jouy, 75007 Paris, France                              (euro)    18,993

Cedric Dubourdieu,  141 Boulevard  Saint-Germain,  75600 Paris,                         (euro)     3,800
France

Lucien-Charles Nicolet, 33 rue Erlanger, 75016 Paris, France                            (euro)     5,472

Edouard Guillet, 26 rue Barbet de Jouy, 75007 Paris, France                             (euro)     2,737



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                                                                      SCHEDULE 2


                    L O A N F A C I L I T Y A G R E E M E N T
                                (THE "AGREEMENT")


                                     BETWEEN


Pool Acquisition S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand-Duche de Luxembourg,

                                   - hereinafter referred to as the "BORROWER" -

                                       and

the investors as named in detail in SCHEDULE 1

  - hereinafter each of the investors referred to as the "LENDER" or "LENDERS" -



PRELIMINARY REMARK, DEFINITIONS

(1) The Lender is the shareholder of the Borrower. The Borrower holds approximately 93 % of all shares in Sanitec International S.A. ("LUX NEWCO II"), a company with limited liability duly established and organised under the laws of Luxembourg.

(2) Lux NewCo II indirectly owns, through Pool Acquisition Netherlands B.V. (in liquidation), 100 % of all shares in Sanitec Oy ("FIN NEWCO I"), , a limited liability company established and organised under the laws of Finland, registered with the trade register of Finland under Company ID number 1700086-7, with registered address in Helsinki, Finland . Fin NewCo I is the surviving company from the merger of Pool Acquisition Helsinki Oy with Sanitec Corporation, which took place after Pool Acquisition Helsinki Oy acquired 100 % of the shares of Sanitec Corporation, a company that was incorporated and existed under the laws of Finland having its registered office in Helsinki, Finland.

(3) The funds necessary for the acquisition described under para. (2) above have been made available to Fin NewCo I by its shareholders in the form of equity and loan capital provided by the banks being party to (i) a senior multicurrency term loan and revolving credit facilities agreement between inter alia Bayerische Hypo- und Vereinsbank AG as Arranger and Fin NewCo I dated 26 April 2001 as amended (the "SENIOR FACILITY AGREEMENT") and (ii) a junior facility agreement between inter alia Bayerische Hypo- und Vereinsbank AG as Arranger and Pool Financing Helsinki Oy,


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      a company with limited liability duly established and organised under the laws of Finland, dated 26 April 2001 as amended (the "JUNIOR FACILITY AGREEMENT"); the proceeds received under the Junior Facility Agreement have been on lent to Fin NewCo I via a junior on-loan agreement (the "JUNIOR ON-LOAN AGREEMENT"). The loans being granted pursuant to the agreements named under (i) and (ii) are hereinafter referred to as the "BANK LOANS" and the banks being parties to these loan agreements are referred to as "THE BANKS").

(4) A portion of the loan granted under the Senior Facility Agreement has been refinanced by a pik loan (the "PIK LOAN") under a pik loan agreement (the "PIK LOAN AGREEMENT") initially entered into by Pool Sub-Financing Helsinki Oy, a company with limited liability duly established and organised under the laws of Finland (the "FIN NEWCO III"), as borrower and Bayerische Hypo- und Vereinsbank AG as lender (the "PIK LENDER").

(5) Capitalised terms used herein shall have the same meaning as defined in the Senior Facility Agreement unless expressly otherwise defined in this Agreement.

Whereas the parties involved conclude the following


                             L O A N F A C I L I T Y


                                    Section 1
LOAN

(1) The Lender grants the Borrower a loan (the "SHAREHOLDER LOAN") consisting of one facility in the total principal amount of:

      (euro)312,043,586 (the "PRINCIPAL")

      as shown in further detail in SCHEDULE 1 hereto.

(2)   The Borrower has already received the loan proceeds or the equivalent.

                                   Section 2

DURATION, TERMINATION

(1)   The duration of this Agreement is 15 years.

(2) The loan can be terminated by the Lender by notice of three months to the end of a quarter, provided that the shareholder loan shall not be terminated other than if requested by the Banks, if and as long as the shareholder loan is contractually subordinated to the claims of the Banks under the Bank Loans and of the PIK Lender under the PIK Loan Agreement.


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(3)   Subject to any subordination pursuant toss.2 para (2) andss.5, the
      Borrower is entitled to terminate the loan facility at any time.


                                    Section 3
INTEREST

(1) The Shareholder Loan shall bear interest on a daily basis (actual/360 days) at a rate of

      7.125 % p.a.,

      starting on January 1, 2002. . The parties agree to increase or reduce the interest rate by up to 1.0 % (100 basis points) if either party reasonably requests such increase or reduction in order to reflect market practice.

(2) Each year, on 31 December at 12:00 AM, any unpaid accrued interest shall be capitalized to the Principal and the Principal shall be increased by such amount.

(3) The interest shall be paid to the Lender in monthly part payments on the third working day of the following month for an account of the Lender still to be notified. However, as long as the claims of the Lender are subordinated pursuant to Section 2 and Section 5, the Borrower is not obliged to but may upon its own discretion pay interest provided that this is permitted under the subordination agreements referred to in Section 5.


                                    Section 4
REPAYMENT

(1) The Borrower is only obliged to repay the Principal and any uncapitalized interest in the event of termination of this Agreement or on expiry of the term set out in Section 2 para (1), subject to any subordination pursuant to Section 2 and Section 5 .

(2) Subject to any subordination pursuant to Section 2 and Section 5 the Borrower may repay the Principal in whole or in instalments of at least EUR 25,000.00 prematurely according to its due discretion. In this event, the Lender shall not be entitled to compensation for premature payment. In case of a prepayment of the whole outstanding Principal the Borrower has to pay the interest on such outstanding Principal on the date of the premature prepayment.


                                    Section 5
PRIORITY OF SHAREHOLDER LOAN

(1) The parties acknowledge and approve that the repayment of the Principal and the uncapitalized interest are subordinate in priority to the repayment of the Bank Loans and/or the PIK Loan in as far as provided in any respective subordination agreement.


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(2)   The Principal (including capitalised interest) and any uncapitalized interest and other remuneration thereon shall, upon the dissolution of the Borrower or in the bankruptcy of the Borrower, be subordinated to all other debts. The subordination is irrevocable.


                                    Section 6
NOTIFICATIONS

For the acceptance of declarations and services

a)   the Borrower names: Dr. Manuel Frias, 19-21 boulevard du Prince Henri,
                         L-1724 Luxembourg,
                         Facsimile +352/ 26 26 89-8 34

     with copies to:     Udo Simmat, Schottlestra(beta)e 8, 70597 Stuttgart,
                         Facsimile +49-711/ 9764-933

b)   the Lender names:   Dr. Udo Simmat, Schottlestra(beta)e 8, 70597 Stuttgart,
                         Facsimile +49-711 / 9764-933


                                   Section 7

FINAL PROVISIONS

(1)   This Agreement shall be subject to the law of Luxembourg.

(2) The forum for all disputes from or in connection with this Agreement shall be Luxembourg.

(3) The rights and obligations of the Lenders under this Agreement are separate and independent from the rights and obligations of each other Lender. Each Lender can exercise its rights under this Agreement separately without prejudice to the rights of each of the other Lenders. Each Lender may take proceedings against the Borrower without involving any other Lender. Any representation or declaration of the Borrower addressed to one Lender is not deemed to be also addressed to another Lender.

(4) If any of the provisions of this Agreement should be or become invalid, in whole or in part, the validity of the remaining provisions shall not be affected. In such a case, the parties shall agree a provision in place of the invalid provision which, as far as possible, has the same legal and economic effect as the invalid provision.

(5) If the provisions of this Agreement are ambiguous they shall be interpreted in a manner which best reflects the spirit, contents and purpose of this Agreement. Such interpretation should be based on the agreement the parties would have reached had they been aware of the ambiguity.

(6) Clause Section 7 (5) above shall apply accordingly if this Agreement is incomplete.




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........................................................................


..................................................

Pool Acquisition S.A.





........................................................................



Signed for and on behalf of each of the following:


________________________________


CIE Management II Limited as Managing General Partner of BC European Capital VII-1, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-2, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-3, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-4, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-5, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-6, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-7, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-8, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-9, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-10, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital

                                                               Execution Version

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VII-11, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port,
Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-12, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-14, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-15, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-16, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII-17, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 1, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 2, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 3, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 4, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 5, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
CIE Management II Limited as Managing General Partner of BC European Capital VII Top-Up 6, PO Box 255, Barfield House, St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands;
Blue Capital Equity I GmbH & Co. KG, Alter Wall 22, 20457 Hamburg Teabar Capital Corporation, 5650 Yonge Street, Suite 500, Toronto, Ontario M2M 4H5;
Southlight Investment Pte Ltd, 168 Robinson Road, #37-01 Capital Tower, Singapore 068912, Republic of Singapore; CDPQ Europe Inc., 1981, avenue McGill College, Montreal, Quebec, Canada;
HVB Offene Unternehmensbeteiligungs AG, Am Tucherpark 1, 80538 Munchen; Michel Guillet, 26 rue Barbet de Jouy, 75007 Paris, France;
Cedric Dubourdieu, 141 Boulevard Saint-Germain, 75600 Paris, France; Lucien-Charles Nicolet, 33 rue Erlanger, 75016 Paris, France;
Edouard Guillet, 26 rue Barbet de Jouy, 75007 Paris, France;

                                                               Execution Version

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                                                                      SCHEDULE 1
                                               OF THE SHAREHOLDER LOAN AGREEMENT

                           Investor                                                     PRINCIPAL AMOUNT
BC European  Capital VII-1,  PO Box 255,  Barfield  House,  St.                         (euro)19,963,880
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-2,  PO Box 255,  Barfield  House,  St.                         (euro)19,892,749
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European Capital VII-3, PO Box 255, Barfield House, St.                              (euro)19,424,909
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-4,  PO Box 255,  Barfield  House,  St.                         (euro)19,397,549
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-5,  PO Box 255,  Barfield  House,  St.                         (euro)19,260,754
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-6,  PO Box 255,  Barfield  House,  St.                         (euro)19,151,319
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-7,  PO Box 255,  Barfield  House,  St.                         (euro)19,835,294
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-8,  PO Box 255,  Barfield  House,  St.                         (euro)19,660,196
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-9,  PO Box 255,  Barfield  House,  St.                         (euro)19,102,073
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-10,  PO Box 255,  Barfield House,  St.                         (euro)17,050,146
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-11,  PO Box 255,  Barfield House,  St.                         (euro)2,735,903
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-12,  PO Box 255,  Barfield House,  St.                         (euro)1,915,132
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-14,  PO Box 255,  Barfield House,  St.                         (euro)1,367,951
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-15,  PO Box 255,  Barfield House,  St.                         (euro)1,641,541
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-16,  PO Box 255,  Barfield House,  St.                         (euro)  164,154
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII-17,  PO Box 255,  Barfield House,  St.                         (euro)   54,718
Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 1, PO Box 255,  Barfield House,                         (euro)8,203,619
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

                                                               Execution Version

--------------------------------------------------------------------------------

                           Investor                                                     PRINCIPAL AMOUNT
BC European  Capital VII Top-Up 2, PO Box 255,  Barfield House,                         (euro)8,051,700
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 3, PO Box 255,  Barfield House,                         (euro)8,051,700
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 4, PO Box 255,  Barfield House,                         (euro)8,104,873
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 5, PO Box 255,  Barfield House,                         (euro)8,051,700
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

BC European  Capital VII Top-Up 6, PO Box 255,  Barfield House,                         (euro)  379,797
St. Julian's Avenue, St. Peter Port, Guernsey, Channel Islands

Blue  Capital  Equity I GmbH & Co.  KG,  Alter  Wall 22,  20457                         (euro)3,704,412
Hamburg

Teabar  Capital  Corporation,  5650  Yonge  Street,  Suite 500,                         (euro)24,288,011
Toronto, Ontario M2M 4H5

Southlight  Investment  Pte  Ltd,  168  Robinson  Road,  #37-01                         (euro)21,279,251
Capital Tower, Singapore 068912, Republic of Singapore

CDPQ  Europe  Inc.,  1981,  avenue  McGill  College,  Montreal,                         (euro)14,186,169
Quebec, Canada

HVB Offene  Unternehmensbeteiligungs AG, Am Tucherpark 1, 80538                         (euro) 7,093,084
Munchen

Michel Guillet, 26 rue Barbet de Jouy, 75007 Paris, France                              (euro)    18,993

Cedric Dubourdieu,  141 Boulevard  Saint-Germain,  75600 Paris,                         (euro)     3,800
France

Lucien-Charles Nicolet, 33 rue Erlanger, 75016 Paris, France                            (euro)     5,472

Edouard Guillet, 26 rue Barbet de Jouy, 75007 Paris, France                             (euro)     2,737

                                                               Execution Version

--------------------------------------------------------------------------------




                                                                      SCHEDULE 3

                    LUXEMBOURG S H A R E H O L D E R L O A N
                       F A C I L I T Y A G R E E M E N T I
                                (THE "AGREEMENT")


                                     BETWEEN


Sanitec International S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand- Duche de Luxembourg

                                   - hereinafter referred to as the "BORROWER" -

                                       and

Pool Acquisition S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand-Duche de Luxembourg

                                    - hereinafter referred to as the  "LENDER" -



PRELIMINARY REMARK, DEFINITIONS

(1) The Lender holds approximately 93 % of all shares in the Borrower. The Borrower indirectly owns, through Pool Acquisition Netherland B.V. (in liquidation), 100 % of all shares in Sanitec Oy ("FIN NEWCO I"), a limited liability company established and organised under the laws of Finland, registered with the trade register of Finland under Company ID number 1700086-7, with registered address in Helsinki, Finland . The Lender has received a loan from its shareholders pursuant to a Loan Facility Agreement (the "LOAN FACILITY AGREEMENT") and wishes to on-lend the proceeds of that loan to the Borrower and the Borrower wishes to accept such loan pursuant to the terms of this agreement (references herein to the Loan Facility Agreement also include any agreement that refinances
      it).

(2) Fin NewCo I is the surviving company from the merger of Pool Acquisition Helsinki Oy with Sanitec Corporation, which took place after Pool Acquisition Helsinki Oy acquired 100 % of the shares of Sanitec Corporation, a company that was incorporated and existed under the laws of Finland having its registered office in Helsinki, Finland .

(3) The funds necessary for the acquisition described under para. (2) above have been made available to Fin NewCo I by its shareholders in the form of equity and loan capital provided by the banks being party to (i) the senior multicurrency term loan and revolving credit facilities agreement between inter alia Bayerische Hypo- und


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                                                               Execution Version

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      Vereinsbank AG as Arranger and Fin NewCo I dated 26 April 2001 as amended
      (the "SENIOR FACILITY AGREEMENT") and (ii) the junior facility agreement between inter alia Bayerische Hypo- und Vereinsbank AG as Arranger and Pool Financing Helsinki Oy, a company with limited liability duly established and organised under the laws of Finland, dated 26 April 2001 as amended (the "JUNIOR FACILITY AGREEMENT"); the proceeds received under the Junior Facility Agreement have been on lent to Fin NewCo I via a junior on-loan agreement (the "JUNIOR ON-LOAN AGREEMENT"). The loans being granted pursuant to the agreements named under (i) and (ii) are hereinafter referred to as the "BANK LOANS" and the banks being parties to these loan agreements are referred to as "THE BANKS").

(4) A portion of the loan granted under the Senior Facility Agreement has been refinanced by a pik loan (the "PIK LOAN") under a pik loan agreement (the "PIK LOAN AGREEMENT") initially entered into by Pool Sub-Financing Helsinki Oy, a company with limited liability duly established and organised under the laws of Finland (the "FIN NEWCO III"), as borrower and Bayerische Hypo- und Vereinsbank AG as lender (the "PIK LENDER") (references herein to the PIK Loan Agreement, PIK Loan and PIK Lender shall include any agreement that refinances the PIK Loan Agreement, and the loan made and lender under such agreement). FinNewCo III on lent the proceeds from the PIK Loan to Pool Financing Helsinki Oy, a company with limited liability duly established and organised under the laws of Finland (the "FIN(NEWCO II)"), under a pik on-loan agreement (the "PIK ON-LOAN AGREEMENT I") and FinNewCo II then on lent the proceeds to the FinNewCo I under a pik on-loan agreement II (the "PIK ON-LOAN AGREEMENT II").


(5) Capitalised terms used herein shall have the same meaning as defined in the Senior Facility Agreement unless expressly otherwise defined in this Agreement.

Whereas the parties involved conclude the following


                             L O A N F A C I L I T Y

                                    Section 1

LOAN

(1) The Lender grants the Borrower a loan (the "LOAN") consisting of one facility in the total principal amount of:

      (euro)312,043,586 (the "PRINCIPAL")

 (2)  The Borrower has already received the Loan proceeds or the equivalent.

                                                               Execution Version

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                                    Section 2

DURATION, TERMINATION

(1)   The duration of this Agreement is 15 years.

(2) The Loan can be terminated by the Lender by notice of three months to the end of a quarter, provided that the Loan shall not be terminated other than if requested by the Banks, if and as long as the Loan is contractually subordinated either to (i) the claims of the Banks under the Senior Facility Agreement and the Junior Facility Agreement pursuant to a subordination agreement (the "Subordination Agreement"), or (ii) to the claims of holders of notes (the "NOTES") issued by either the Borrower or an affiliate of the Borrower pursuant to a trust indenture.

(3) Subject to any subordination pursuant toss.2 para (2) andss.5, the Borrower is entitled to terminate the Loan at any time.


                                    Section 3
INTEREST

(1) The Loan shall bear interest on a daily basis (actual/360 days), starting on January 1, 2002, at a rate that is the same as the interest rate on the Loan Facility Agreement, and from the date of effectiveness of this agreement at a rate that is 0.0625 % higher than the interest rate of the Loan Facility Agreement.

      The parties agree to increase or reduce the interest rate by up to 1.0 % (100 basis points) if either party reasonably requests such increase or reduction in order to reflect market practice.

(2) Each year, on 31 December at 12:00 AM, any unpaid accrued interest shall be capitalized to the Principal and the Principal shall be increased by such amount.

(3) The interest shall be paid to the Lender in monthly part payments on the third working day of the following month for an account of the Lender still to be notified. However, as long as the claims of the Lender are subordinated pursuant to Section 2 and Section 5, the Borrower is not obliged to but may upon its own discretion pay interest provided that this is permitted under the subordination agreements referred to in Section 5.


                                   Section 4
REPAYMENT

(1) The Borrower is only obliged to repay the Principal and any uncapitalized interest in the event of termination of this Agreement or on expiry of the term set out in Section 2 para (1), subject to any subordination pursuant to Section 2 and Section 5 .

                                                               Execution Version

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(2)   Subject to any subordination pursuant to Section 2 and Section 5 the
      Borrower may repay the Principal in whole or in instalments of at least EUR 25,000.00 prematurely according to its due discretion. In this event, the Lender shall not be entitled to compensation for premature payment. In case of a prepayment of the whole outstanding Principal, the Borrower has to pay the interest on such outstanding Principal on the date of the premature prepayment. In addition the Borrower may repay the Loan to the extent that it may be repaid pursuant to the terms of the indenture governing the notes issued by the Borrower.


                                     Section
PRIORITY OF THE LOAN

(1) The parties acknowledge and approve that the repayment of the Principal and the uncapitalized interest are subordinate in priority to the repayment of the Bank Loans and/or the Notes in as far as provided in any respective subordination agreement and/or the Notes.

(2) The Principal (including capitalised interest) and any uncapitalized interest and other remuneration thereon shall, upon the dissolution of the Borrower or in the bankruptcy of the Borrower, be subordinated to all other debts. The subordination is irrevocable.


                                    Section 6
NOTIFICATIONS

For the acceptance of declarations and services

a)   the Borrower names: Dr. Manuel Frias, 19-21 boulevard du Prince Henri,
                         L-1724 Luxembourg,
                         Facsimile +352/ 26 26 89-8 34

     with copies to:     Timo Lehto and Anne Jarvelainen
                         Sanitec Oy- Mikonkatu 15A, 01100 Helsinki
                         Facsimile +358-9773-1207

b)   the Lender names:   Dr. Manuel Frias, 19-21 boulevard du Prince Henri,
                         L-1724 Luxembourg,
                         Facsimile +352/ 26 26 89-8 34


     with copies to:     Dr. Udo Simmat, Schottlestra(beta)e 8, 70597 Stuttgart,
                         Facsimile +49-711 / 9764-933

                                                               Execution Version

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                                    Section 7
FINAL PROVISIONS

(1)   This Agreement shall be subject to the law of Luxembourg.

(2) The forum for all disputes from or in connection with this Agreement shall be Luxembourg.

(3) If any of the provisions of this Agreement should be or become invalid, in whole or in part, the validity of the remaining provisions shall not be affected. In such a case, the parties shall agree a provision in place of the invalid provision which, as far as possible, has the same legal and economic effect as the invalid provision.

(4) If the provisions of this Agreement are ambiguous they shall be interpreted in a manner which best reflects the spirit, contents and purpose of this Agreement. Such interpretation should be based on the agreement the parties would have reached had they been aware of the ambiguity.

(5) Clause Section 7 (4) above shall apply accordingly if this Agreement is incomplete.



........................................................................


..................................................

Sanitec International S.A.





................................., .......................................
Pool Acquisition S.A.








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                                                               Execution Version

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                                                                      SCHEDULE 4

                   F I N N I S H  S H A R E H O L D E R  L O A N
                        F A C I L I T Y  A G R E E M E N T
                                (THE "AGREEMENT")


                                     BETWEEN


Sanitec Oy, Mikonkatu 15A, 01100 Helsinki

                                   - hereinafter referred to as the "BORROWER" -

                                       and

Sanitec International S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand- Duche de Luxembourg

                                     - hereinafter referred to as the "LENDER" -



PRELIMINARY REMARK, DEFINITIONS

(1) The Lender indirectly owns, through Pool Acquisition Netherlands B.V. (in liquidation), 100 % of all shares in the Borrower. The Lender has received a loan (the "on-loan") from its parent Pool Acquisition S.A., which was made from the proceeds of a loan Pool Acquisition S.A.'s shareholders granted to it pursuant to a Loan Facility Agreement (the "LOAN FACILITY AGREEMENT"), and wishes to on-lend the proceeds of the on-loan to the Borrower and the Borrower wishes to accept such loan pursuant to the terms of this agreement (references herein to the Loan Facility Agreement also include any agreement that refinances it).

(2) The Borrower is the surviving company from the merger of Pool Acquisition Helsinki Oy with Sanitec Corporation, which took place after Pool Acquisition Helsinki Oy acquired 100 % of the shares of Sanitec Corporation, a company incorporated and existing under the laws of Finland having its registered office in Helsinki, Finland .

(3) The funds necessary for the acquisition described under para. (2) above have been made available to the Borrower by its shareholders in the form of equity and loan capital provided by the banks being party to (i) the senior multicurrency term loan and revolving credit facilities agreement between inter alia Bayerische Hypo- und Vereinsbank AG as Arranger and the Borrower dated 26 April 2001 as amended (the "SENIOR FACILITY AGREEMENT") and (ii) a junior facility agreement between inter alia Bayerische Hypo-und Vereinsbank AG as Arranger and Pool Financing Helsinki Oy, a company with limited liability duly established and organised under the laws of Finland, dated 26 April 2001 as amended (the "JUNIOR FACILITY AGREEMENT"); the

                                                               Execution Version

--------------------------------------------------------------------------------


      proceeds received under the Junior Facility Agreement have been on lent to the Borrower via a junior on-loan agreement (the "JUNIOR ON-LOAN AGREEMENT"). The loans being granted pursuant to the agreements named under (i) and (ii) are hereinafter referred to as the "BANK LOANS" and the banks being parties to these loan agreements are referred to as "THE BANKS").

(4) A portion of the loan granted under the Senior Facility Agreement has been refinanced by a pik loan (the "PIK LOAN") under a pik loan agreement (the "PIK LOAN AGREEMENT") initially entered into by Pool Sub-Financing Helsinki Oy, a company with limited liability duly established and organised under the laws of Finland (the "FIN NEWCO III"), as borrower and Bayerische Hypo- und Vereinsbank AG as lender (the "PIK LENDER") (references herein to the PIK Loan Agreement, PIK Loan and PIK Lender shall include any agreement that refinances the PIK Loan Agreement, and the loan made and lender under such agreement). FinNewCo III on lent the proceeds from the PIK Loan to Pool Financing Helsinki Oy, a company with limited liability duly established and organised under the laws of Finland (the "FIN NEWCO II)"), under a pik on-loan agreement (the "PIK ON-LOAN AGREEMENT I") and FinNewCo II then on lent the proceeds to the Borrower under a pik on-loan agreement II (the "PIK ON-LOAN AGREEMENT II").

(5) It is intended that the Lender issues senior notes pursuant to a trust indenture (the "NOTES") the proceeds of which shall be on lent to the Borrower under an on-loan agreement (the "SENIOR NOTES LOAN AGREEMENT"). The Borrower shall use the proceeds to prepay the loan granted from Fin NewCo II under the Junior On-Loan Agreement and Fin NewCo II shall then prepay the loan granted under the Junior Facility Agreement.

(6) Capitalised terms used herein shall have the same meaning as defined in the Senior Facility Agreement unless expressly otherwise defined in this Agreement.

Whereas the parties involved conclude the following:


                             L O A N F A C I L I T Y


                                    Section 1
LOAN

(1) The Lender grants the Borrower a loan (the "LOAN") consisting of one facility in the total principal amount of:

      (euro)312,043,586 (the "PRINCIPAL")

(2)   The Borrower has already received the Loan proceeds or the equivalent.

                                                               Execution Version

--------------------------------------------------------------------------------


                                    Section 2
DURATION, TERMINATION

(1)   The duration of this Agreement is 15 years.

(2) The Loan can be terminated by the Lender by notice of three months to the end of a quarter, provided that the Loan shall not be terminated other than if requested by the Banks, if and as long as the Loan is contractually subordinated either to (i) the claims of the Banks under the Senior Facility Agreement and the Junior Facility Agreement, pursuant to a subordination agreement (the "Subordination Agreement") or (ii) the claims of holders of the Notes, or (iii) the claims of the PIK Lender under the PIK Loan Agreement.

(3) Subject to any subordination pursuant toss.2 para (2) andss.5, the Borrower is entitled to terminate the Loan at any time.


                                    Section 3
INTEREST

(1) The Loan shall bear interest on a daily basis (actual/360 days), starting on January 1, 2002, at a rate that is the same as the interest rate on the Loan Facility Agreement, and from the date of effectiveness of this agreement at a rate that is 0.0625 % higher than the interest rate of the Loan Facility Agreement.

      The parties agree to increase or reduce the interest rate by up to 1.0 % (100 basis points) if either party reasonably requests such increase or reduction in order to reflect market practice. The parties acknowledge that the issuance of the Notes and the on-lending of the proceeds thereof to the Borrower under the Senior Notes Loan Agreement might require that the interest rate of the Loan be increased in order to reflect a market practice mark up. In such case the parties agree to negotiate an appropriate interest rate for the Loan.

(2) Each year, on 31 December at 12:00 AM, any unpaid accrued interest shall be capitalized to the Principal and the Principal shall be increased by such amount.

(3) The interest shall be paid to the Lender in monthly part payments on the third working day of the following month for an account of the Lender still to be notified. However, as long as the claims of the Lender are subordinated pursuant to Section 2 and Section 5, the Borrower is not obliged to but may upon its own discretion pay interest provided that this is permitted under the subordination agreements referred to in Section 5.

                                                               Execution Version

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                                    Section 4
REPAYMENT

(1) The Borrower is only obliged to repay the Principal and any uncapitalized interest in the event of termination of this Agreement or on expiry of the term set out in Section 2 para 1, subject to any subordination pursuant to ss. 2 and Section 5.

(2) Subject to any subordination pursuant to Section 2 and Section 5, the Borrower may repay the Principal in whole or in instalments of at least EUR 25,000.00 prematurely according to its due discretion. In this event, the Lender shall not be entitled to compensation for premature payment. In case of a prepayment of the whole outstanding Principal, the Borrower has to pay the interest on such outstanding Principal on the date of the premature prepayment. In addition, subject to the Subordination Agreement, the Borrower may repay the Loan to the extent that it may be repaid pursuant to the terms of the indenture governing the Notes.


                                   Section 5
PRIORITY OF THE LOAN

(1) The parties acknowledge and approve that the repayment of the Principal and the uncapitalized interest are subordinate in priority to the repayment of the Bank Loans and/or Notes and/ or the PIK Loan in as far as provided in any respective subordination agreement and/or the Notes.

(2) The Principal (including capitalised interest) and any uncapitalized interest and other remuneration thereon shall, upon the dissolution of the Borrower or in the bankruptcy of the Borrower, be subordinated to all other debts. The subordination is irrevocable.


                                   Section 6
NOTIFICATIONS

For the acceptance of declarations and services

a)   the Borrower names: Timo Lehto and Anne Jarvelainen
                         Sanitec Oy- Mikonkatu 15A, 01100 Helsinki
                         Facsimile +358-9773-1207

b)   the Lender names:   Dr. Manuel Frias, 19-21 boulevard du Prince Henri,
                         L-1724 Luxembourg,
                         Facsimile +352/ 26 26 89-8 34

     with copies to:     Timo Lehto and Anne Jarvelainen
                         Sanitec Oy- Mikonkatu 15A, 01100 Helsinki
                         Facsimile +358-9773-1207

                                                               Execution Version

--------------------------------------------------------------------------------


                                   Section 7
FINAL PROVISIONS

(1)   This Agreement shall be subject to the law of Finland.

(2) The forum for all disputes from or in connection with this Agreement, including those concerning the validity of this agreement, shall be the courts of Finland, the District Court of Helsinki being the court of first instance.

(3) If any of the provisions of this Agreement should be or become invalid, in whole or in part, the validity of the remaining provisions shall not be affected. In such a case, the parties shall agree a provision in place of the invalid provision which, as far as possible, has the same legal and economic effect as the invalid provision.

(4) If the provisions of this Agreement are ambiguous they shall be interpreted in a manner which best reflects the spirit, contents and purpose of this Agreement. Such interpretation should be based on the agreement the parties would have reached had they been aware of the ambiguity.

(5) Clause Section 7 (4) above shall apply accordingly if this Agreement is incomplete.

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Sanitec Oy



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Sanitec International S.A.